UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Duffy Avenue, Hicksville, New York	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 683-4100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer

On April 12, 2024, New York Community Bancorp, Inc. (“NYCB” or the “Company”) announced that Craig Gifford was appointed as Senior Executive Vice President and Chief Financial Officer of the Company and Flagstar Bank, N.A., a wholly owned subsidiary of the Company (the “Bank”), effective immediately. Mr. Gifford succeeds John J. Pinto, who ceased serving as Senior Executive Vice President and Chief Financial Officer of the Company and the Bank on April 12, 2024.

Mr. Gifford will receive an annual base salary of $700,000. He will also be eligible to receive an annual cash bonus with a target amount of $700,000. Mr. Gifford is expected to receive a one-time stock option grant to acquire 3,000,000 shares of the Company’s common stock, with an exercise price per share to be established on the grant date, which is expected to be subject to vesting in 3 equal annual installments on the first, second and third anniversary of the grant date.

Mr. Gifford will be eligible to participate in the Company’s benefit plans on the same basis as other senior executives of the Company. The Company will also pay for Mr. Gifford’s relocation costs and related expenses relating to his relocation to the New York City metropolitan area.

Head of Commercial Real Estate

On April 12, 2024, the Company announced that Scott Shepherd was appointed as Senior Executive Vice President and Head of Commercial Real Estate of the Company and the Bank, effective immediately. Mr. Shepherd succeeds John T. Adams, who ceased serving as Senior Executive Vice President and Head of Commercial Real Estate of the Company and the Bank on April 12, 2024.

Mr. Shepherd will receive an annual base salary of $700,000. He will also be eligible to receive an annual cash bonus with a target amount of $700,000. Mr. Shepherd is expected to receive a one-time stock option grant to acquire 3,000,000 shares of the Company’s common stock, with an exercise price per share to be established on the grant date, which is expected to be subject to vesting in 3 equal annual installments on the first, second and third anniversary of the grant date.

Mr. Shepherd will be eligible to participate in the Company’s benefit plans on the same basis as other senior executives of the Company. The Company will also pay for Mr. Shepherd’s relocation costs and related expenses relating to his relocation to the New York City metropolitan area.

Item 7.01 Regulation FD Disclosure

On April 12, 2024, the Company issued a press release announcing, among other things, the management changes described above. A copy of the press release is attached hereto as Exhibit 99.1.

The preceding information in this Item 7.01, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of NYCB, dated April 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

The foregoing disclosures may include forward-looking statements within the meaning of the federal securities laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding equity award grants, including the terms thereof; revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, the purchase and assumption of certain assets and liabilities of Signature Bridge Bank beginning March 20, 2023 (the “Signature Transaction”), and our transition to a $100 billion plus bank.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and the Signature Transaction; the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: April 18, 2024
/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President and Director of Investor Relations